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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 14, 1997
                          CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     0-24068
                            (COMMISSION FILE NUMBER)

            TEXAS                                          76-0190827
(STATE OR OTHER JURISDICTION                            (I.R.S. EMPLOYER
      OF INCORPORATION)                                IDENTIFICATION NO.)

                            2210 WEST DALLAS STREET
                              HOUSTON, TEXAS 77019
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 529-4200

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ITEM 5.  OTHER EVENTS

     On January 14, 1997, Consolidated Graphics, Inc. (the "Company") announced that it had completed the acquisitions of two printing companies, Direct Color of Long Beach, California and Theo Davis Sons, serving the Raleigh-Durham, North Carolina area, for undisclosed amounts. A copy of the press release is attached hereto as Exhibit 99.

     The attached press release may contain forward looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which preclude completion of the Company's future acquisitions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (A)  EXHIBITS

     The following exhibit is filed herewith:

          99 Press release of Consolidated Graphics, Inc. dated January 14, 1997 with respect to the completion of the acquisitions of Direct Color of Long Beach, California and Theo Davis Sons of Raleigh-Durham, North Carolina.

                                   SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                               CONSOLIDATED GRAPHICS, INC.
                                                      (Registrant)
                                          By:  /s/ G. CHRISTOPHER COLVILLE
                                                   G. CHRISTOPHER COLVILLE
                                                VICE PRESIDENT -- MERGERS AND
                                                       ACQUISITIONS
                                               CHIEF FINANCIAL AND ACCOUNTING
                                                         OFFICER

Date:  January 16, 1997

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